UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

X .	Filed by the Registrant

.	Filed by a Party other than the Registrant

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	.	Preliminary Proxy Statement
	.	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
	.	Definitive Proxy Statement
	X .	Definitive Additional Materials
	.	Soliciting Material Pursuant to §240.14a-12

Health Enhancement Products, Inc.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Health Enhancement Products, Inc.

7 West Square Lake Road

Bloomfield Hills, MI 48302

TO THE SHAREHOLDERS OF	July 26, 2013
Health Enhancement Products, Inc.:

This supplement (the “Supplement”) updates and amends the Proxy Statement, dated June 26, 2013 (the “Proxy Statement”), previously furnished to shareholders of Health Enhancement Products, Inc. ((“HEPI” or the “Company”) in connection with the Company’s 2013 Annual Meeting of Shareholders (the “2013 Meeting”), to be held at The Westin Detroit Metropolitan Airport Hotel, 2501 Worldgate Place, Detroit, MI 48242, on Wednesday, August 21, 2013 at 10:00 a.m. local time.  The purpose of this Supplement is to disclose that Mr. John B. Payne will be a nominee for election as a director at the 2013 Meeting.

The Board unanimously recommends that you vote “FOR” each of the nominees to the Board (Proposal 1) in the Proxy Statement, as amended by this Supplement.

The Proxy Statement proposed the election of three directors to the Company’s Board of Directors (the “Board”) at the 2013 Meeting.  On July 19, 2013, the Board increased the size of the Board to four and nominated Mr. John B. Payne for election as a director at the 2013 Meeting.  Mr. Payne (described below) has recently expressed an interest in joining the Board, and has consented to stand for election as a director at the 2013 Meeting and to continue to serve, if elected.

As a result of the foregoing, the Proxy Statement is hereby updated and amended to include Mr. Payne as a nominee for election as a director at the 2013 Meeting, and to provide the following information with respect to Mr. Payne. The proxy card included in the Proxy Statement is hereby amended as set forth at the end of this Supplement.

New Director Nominee

Mr. Payne, age 65, is currently the CEO and Founder of Pet Health Innovations, LLC (2012). He is also the chairman of the board at American Humane Association.  He previously served as the President and CEO of Banfield Pet Hospitals (2005 to 2011) the nation’s largest private veterinary practice with more than 800 full-service hospitals, operating in the United States.  He also served as a member of the Mars Global PetCare (2006 to 2011) leadership team based in Brussels, representing over $11 billion in the pet industry segment.  Prior to Banfield and Mars, Mr. Payne served as President and General Manager of Bayer Healthcare’s North American Animal Health Division (1989 to 2004), part of the $33 billion diversified international conglomerate.

Compensation

As compensation for serving as a member of the Board of Directors of the Registrant, Mr. Payne will receive $10,000 for each annual term served, paid quarterly, and upon his joining the Board he received a warrant to purchase 50,000 shares of common stock (vested quarterly) at an exercise price of $.38 per share with a term of three years.

Security Ownership of Management and Certain Beneficial Owners

As of July 19, 2013, Mr. Payne beneficially owns 50,000 warrants to purchase shares of the Company’s common stock at an exercise price of $.38, exercisable in four equal installments beginning on July 19, 2013

THE COMPANY URGES SHAREHOLDERS TO REVIEW THIS SUPPLEMENT IN CONJUNCTION WITH THE PROXY STATEMENT CAREFULLY, AND TO PROMPTLY TAKE APPROPRIATE ACTION, AS DESCRIBED BELOW, TO RE-CAST THEIR VOTES IF DESIRED.

If you have not yet submitted a proxy or voting instruction with respect to your shares

To the extent a shareholder has not yet submitted a proxy or voting instruction with respect to Proposal 1 set forth in the Proxy Statement, such shareholder should follow the voting instructions provided in the Proxy Statement, as supplemented hereby, mailed to our shareholders on or about July 16, 2013. Copies of this Supplement (including the amended proxy card) will be mailed to shareholders who received copies of the proxy materials on or about July 16, 2013.

If a shareholder requests and receives an amended proxy card or voting instruction card by mail, such shareholder may submit such proxy card or voting instruction card by completing, signing, dating and mailing it in the envelope provided. Any shareholder attending the 2013 Meeting may vote in person, even if such shareholder has already voted.

If you have already submitted a proxy or voting instruction with respect to your shares:

•

any proxies or voting instructions that have been submitted with instruction to vote “For All” of the Board’s nominees in Proposal 1 of the Proxy Statement will be deemed to include a vote “FOR” Mr. Payne;

•

any proxies or voting instructions that have been submitted with instruction to vote “Withhold All” with respect to the Board’s nominees in Proposal 1 of the Proxy Statement will be deemed to include an instruction to vote to withhold authority to vote for Mr. Payne;

•

any proxies or voting instructions that have been submitted with instruction either to vote “For All Except” or to withhold the authority to vote “FOR” any individual Board nominees in Proposal 1 of the Proxy Statement will be voted as instructed, and will therefore be deemed to include a vote “FOR” Mr. Payne;

•

any proxies or voting instructions that have been submitted with instruction to vote “FOR” at least one individual Board nominee in Proposal 1 of the Proxy Statement will be deemed to also include an instruction to vote “FOR” Mr. Payne, without duplication (for example, if a proxy or voting instruction has been submitted with instruction to vote “FOR” one of the individual nominees named in the Proxy Statement, and to withhold authority to vote for the remainder of the individual nominees, such proxy or voting instruction will be deemed to include an instruction to vote “FOR” Mr. Payne); and

•

valid proxies submitted without specification will be voted “FOR” each of the Board’s nominees, including Mr. Payne.

If the treatment described above is acceptable to you, NO FURTHER ACTION ON YOUR PART NOR ANY RE-CAST OF YOUR VOTE IS REQUIRED.

If the treatment described above is not acceptable to you, or if you want to re-cast your vote for other reasons, you may change your vote or revoke your proxy at any time by providing written notification to the Corporate Secretary of the Company at the Company’s corporate headquarters in Bloomfield Hills, Michigan if such notification is actually received by the Corporate Secretary before such proxy is exercised, by signing a later-dated proxy card that is actually received prior to the 2013 Meeting or by attending and voting at the meeting in person. If you are not the record owner of shares, you may not vote your shares in person at the 2013 Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee. Proxies which are properly submitted by shareholders and not revoked will be voted in the manner specified. If no specification is indicated, the proxy will be voted “FOR” each of the nominees to the Board (Proposal 1), as revised by this Supplement (including a vote “FOR” Mr. Payne); and in accordance with the discretion of the proxy holders on any other matters properly presented at the 2013 Meeting.

Therefore, if you wish to change your vote with respect to Proposal 1, or if you wish to change your vote with respect to any other Proposal included in the Proxy Statement, please re-cast your vote (if you re-cast your vote with respect to any Proposal, you should re-cast your vote with respect to all of the Proposals on the amended proxy card, since the submission of a new vote or instruction will revoke any prior directions submitted).

Important Notice Regarding the Availability of Proxy Materials for the Company’s 2013 Annual Meeting of Shareholders to be Held on August 21, 2013: The Proxy Statement, the HEPI Annual Report for the fiscal year ended December 31, 2012 and the Proxy Card are available at www.shareholdermaterial.com/HEPI.  The Proxy Card also includes instructions for voting by telephone or online.

By order of the Board of Directors

Health Enhancement Products, Inc.

/s/ Philip M. Rice II

Philip M. Rice II

Chief Financial Officer

July 26, 2013

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 21, 2013

The Proxy Statement and the HEPI Annual Report for the fiscal year ended December 31, 2012 are available at: www.shareholdermaterial.com/HEPI.  The Proxy Card also includes instructions for voting by telephone or online.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE

ENVELOPE PROVIDED AS SOON AS POSSIBLE

HEALTH ENHANCEMENT PRODUCTS, INC.

AMENDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Health Enhancement Products, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Supplemental Proxy Statement dated July 26, 2013. The undersigned hereby appoints Phillip M. Rice, Chief Financial Officer, and John Gorman, Executive VP Operations, as attorneys and proxies with full power of substitution to represent the undersigned at the Annual Meeting of shareholders of the Company to be held at Westin Detroit Metropolitan Airport Hotel, 2501 Worldgateway Place, Detroit (Romulus), MI 48242, on August 21, 2013 at 10:00 a.m., local time, and at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided. Please mark your votes as in this example:      .

- or -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PLEASE CHECK THE BOX “WITHHOLD.”

PROPOSALS

1.	To elect the following persons to the Board of Directors to serve until the next annual meeting of shareholders in 2013 and until his/her successor is elected and qualified:

	For	Withhold		For	Withhold
Philip M. Rice II	.	.	John Gorman	.	.
Thomas K. Cox	.	.	John B. Payne	.	.

THIS PROXY IS REVOCABLE. WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, UNLESS REVOKED IN COMPLIANCE WITH THE PROCEDURE DESCRIBED IN THE PROXY STATEMENT RELATING TO THE ANNUAL MEETING. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES IN PROPOSAL 1.

[Continued on Reverse]

Those signing as an executor, administrator, trustee, guardian, or attorney must indicate so. Attorneys must submit powers of attorney. Please sign name(s) exactly as they appear on the books of the Corporation. For joint accounts, each joint owner must sign. If the signer is a corporation or partnership the corporation’s or partnership’s signature must be by a duly-authorized officer of the corporation or partner of the partnership.

Signature(s) of Shareholder(s)	Printed name(s) of Shareholder(s)	Date

(if held jointly)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, OR RETURN IT TO HEALTH ENHANCEMENT PRODUCTS, INC., 7 WEST SQUARE LAKE RD, SUITE 116, BLOOMFIELD HILLS, MI  48302. THIS GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.

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